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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                                October 31, 2001
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                Date of Report (Date of earliest event reported)



                                  M-Wave, Inc.
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             (Exact name of registrant as specified in its charter)



           Delaware                     33-45499               36-3809819
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 (State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)               File Number)          Identification No.)



         216 Evergreen Street, Bensenville, Illinois        60106
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          (Address of principal executive offices)        (Zip Code)



                                 (630) 860-9542
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                         (Registrant's telephone number)



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ITEM 5.  OTHER EVENTS.

     On October 30, 2001 M-Wave, Inc. announced its financial results for the third quarter of 2001. The full text of M-Wave, Inc.'s October 30, 2001 press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Exhibits

         99.1  Press Release issued by M-Wave, Inc. dated October 30, 2001.














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                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 31, 2001

                                M-WAVE, INC.


                                By: /s/ PAUL S. SCHMITT
                                    ---------------------------------
                                    Name:  Paul S. Schmitt
                                    Title: Controller; Chief Accounting Officer




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                                  EXHIBIT INDEX




     EXHIBIT
       NO.                          DESCRIPTION
     -------                        -----------



       99.1      Press Release issued by M-Wave, Inc. dated October 30, 2001









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